Exhibit 99.1

Penguin Solutions Announces Leadership Changes

Strategic realignment underscores transformation to an AI Infrastructure Solutions Company

Milpitas, Calif. – July 29, 2025 – Penguin Solutions, Inc. (Penguin Solutions; Nasdaq: PENG) (the “Company”) today announced the appointment of two new leaders: SVP and Chief Revenue Officer Tony Frey and SVP of Strategy and Corporate Development Ted Gillick. These additions are part of an updated organizational structure that is intended to accelerate growth, support product innovation, and further enable go-to-market strategies in systems, software, services, and end-to-end advanced computing solutions.

“We are excited to have Tony and Ted join Penguin Solutions as we strengthen our organization for the future,” said Mark Adams, President and CEO of Penguin Solutions. “These additions to our leadership team represent another step in our transformation from a legacy holding company organization to a more traditional leadership structure while setting us up for long-term success.”

Tony Frey will serve as SVP and Chief Revenue Officer, effective August 25. In this role, he will oversee global sales for Penguin Solutions’ Advanced Computing and Integrated Memory segments. Tony brings over 25 years of global leadership experience in enterprise technology. He has deep expertise across the full technology stack—from infrastructure to business applications—with an emphasis on data management, cloud computing, and AI enablement. Previously, Tony served as Vice President of Global Strategic Accounts at NetApp, an intelligent data infrastructure company, and spent nine years in multiple VP enterprise sales roles at Informatica, an AI-powered enterprise cloud data management company.

Ted Gillick will serve as SVP of Strategy and Corporate Development, effective August 4. He has more than 20 years of experience in corporate development, investment banking, and strategic planning across the technology sector. Before joining Penguin Solutions, Ted led global M&A efforts as SVP of Corporate Development at Dell Technologies. Previously, he was a senior member of the corporate development team at Avid Technology and served as an M&A investment banker at Lehman Brothers and Barclays Capital.

In connection with these changes, the Company also announced the departure of Pete Manca, SVP and President of Advanced Computing. In the revised organizational structure, this role has been eliminated.

“I believe Tony and Ted’s combined skills and experience will help drive our continued growth as a trusted partner in AI,” said Mark Adams. “I’d like to thank Pete for his contributions to our Advanced Computing business and wish him the best in his future endeavors.”

Use of Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995 that are not historical in nature, that are predictive or that depend upon or refer to future events or conditions. These statements may include, but are not limited to, statements regarding future events and the anticipated benefits of our updated leadership structure and organizational changes.

These statements can be identified by the fact that they do not relate strictly to historical or current facts. Forward-looking statements often use words such as “anticipate,” “target,” “expect,” “estimate,” “intend,” “plan,” “goal,” “believe,” “could,” and other words of similar meaning. Forward-looking statements provide our current expectations or forecasts of future events, circumstances, results or aspirations and are subject to a number of significant risks, uncertainties and other factors, many of which are outside of our control, including but not limited to: global business and economic conditions, including the impact on the financial condition of our customers, particularly in challenging macroeconomic environments, growth trends in technology industries (including trends and markets related to artificial intelligence), our customer markets and various geographic regions; uncertainties in the geopolitical environment; the ability to manage our cost structure; disruptions in our operations or supply chain as a result of global pandemics or otherwise; changes in trade regulations and tariffs or adverse developments in international trade relations and agreements; changes in currency exchange rates; overall information technology spending, including changes in customer spending on our products and services; appropriations for government spending; the success of our strategic initiatives, including our U.S. domestication, and our ability to realize the anticipated benefits thereof, our rebranding and related strategy, any existing or potential collaborations and additional investments in new products and additional capacity; acquisitions of companies or technologies and the failure to successfully integrate and operate them or customers’ negative reactions to them; issues, delays or complications in integrating the operations of Stratus Technologies; failure to achieve the intended benefits of the sale of SMART Brazil and its business; the impact of and expected timing of winding down the manufacturing and discontinuing the sale of products offered through our Penguin Edge business; limitations on or changes in the availability of supply of materials and components; fluctuations in material costs; the temporary or volatile nature of pricing trends in memory or elsewhere; deterioration in customer relationships; our dependence on a select number of customers, and the timing and volume of customer orders and renewals; the impact of customer churn rates, including discounting and churn of significant customers from whom we derive a significant percent of our revenue; production or manufacturing difficulties; competitive factors; technological changes; difficulties with, or delays in, the introduction of new products; slowing or contraction of growth in the memory market, LED market or other markets in which we participate; changes to applicable tax regimes or rates; changes to the valuation allowance for our deferred tax assets, including any potential inability to realize these assets in the future; prices for the end products of our customers; strikes or labor disputes; deterioration in or loss of relations with any of our limited number of key vendors; the inability to maintain or expand government business; and the continuing availability of borrowings under revolving lines of credit or other debt arrangements and our ability to raise capital through debt or equity financings.

These and other risks, uncertainties and factors are described in greater detail under the sections titled “Risk Factors,” “Critical Accounting Estimates,” “Results of Operations,” “Quantitative and Qualitative Disclosures About Market Risk” and “Liquidity and Capital Resources” contained in the Annual Report on Form 10-K for the fiscal year ended August 30, 2024 filed prior to the U.S. domestication by our Cayman incorporated predecessor, as updated by the risk factors contained in our Quarterly Reports on Form 10-Q and in our other filings with the U.S. Securities and Exchange Commission. Such risks, uncertainties and factors as outlined above and in such filings could cause our actual results to be materially different from such forward-looking statements. Accordingly, investors are cautioned not to place undue reliance on any forward-looking statements. Any forward-looking statements that we make in this press release speak only as of the date of this press release. Except as required by law, we do not undertake to update the forward-looking statements contained in this press release to reflect the impact of circumstances or events that may arise after the date that the forward-looking statements were made.

About Penguin Solutions

The most exciting technological advancements are also the most challenging for companies to adopt. At Penguin Solutions, we support our customers in achieving their ambitions across our computing, memory, and LED lines of business. With our expert skills, experience, and partnerships, we turn our customers’ most complex challenges into compelling opportunities.

For more information, visit https://www.penguinsolutions.com.

Media Contact

Penguin Solutions

Maureen O’Leary

Corporate Communications

+1 602-330-6846

pr@penguinsolutions.com